UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2014

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 20, 2014, Google Inc. (“Google”) entered into a terms agreement, which incorporated by reference an underwriting agreement attached as Exhibit 1 thereto (together, the “Underwriting Agreement”), with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, with respect to the offer and sale by Google of $1,000,000,000 aggregate principal amount of its 3.375% Notes due 2024 (the “Notes”). The Notes sold pursuant to the Underwriting Agreement were registered under Google’s registration statement on Form S-3 (File No. 333-174228). The Notes have been issued pursuant to an Indenture (the “Indenture”), dated as of May 19, 2011, between Google and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing description of the Underwriting Agreement and the Indenture are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibit 1.01 and Exhibit 4.01, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 3.375% Note due 2024 filed hereto as Exhibit 4.02 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.01	Terms Agreement, dated February 20, 2014, among Google Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, incorporating by reference the Underwriting Agreement attached as Exhibit 1 thereto

4.01	Indenture, dated as of May 19, 2011 between Google Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference from Exhibit 4.01 to the Company’s Current Report on Form 8-K (File No. 000-50726), filed May 19, 2011)

4.02	Form of 3.375% Note due 2024

5.01	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.01	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: February 25, 2014	/s/ PATRICK PICHETTE
Patrick Pichette Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.01	Terms Agreement, dated February 20, 2014, among Google Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, incorporating by reference the Underwriting Agreement attached as Exhibit 1 thereto

4.01	Indenture, dated as of May 19, 2011 between Google Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference from Exhibit 4.01 to the Company’s Current Report on Form 8-K (File No. 000-50726), filed May 19, 2011)

4.02	Form of 3.375% Note due 2024

5.01	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.01	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.01)